UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2009 (February 26, 2009)
EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1111 Bagby, Sky Lobby 2
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
713-651-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          (a) On February 26, 2009, the Board of Directors (Board) of EOG Resources, Inc. (EOG) adopted amended and restated Bylaws, effective as of February 26, 2009.
          The amended and restated Bylaws:
•	clarify that the advance notice provisions set forth in Article II, Section 3 of the amended and restated Bylaws are the exclusive means by which a stockholder of EOG may propose nominees for election to the Board or submit other business for an annual or special meeting of EOG’s stockholders, except for any proposals submitted under Rule 14a-8 under the Securities Exchange Act of 1934 (which provides its own procedural requirements);

•	expand the scope of information a stockholder must provide when nominating a person for election as a director or submitting other business for a meeting of stockholders, including disclosure of (i) all direct and indirect interests in EOG stock (including all derivative and “short” interests), (ii) any arrangement pursuant to which such stockholder has a right to vote any shares of EOG and (iii) in the case of a director nomination, such information as may be required by EOG to determine the “independence” of such proposed nominee;

•	revise the time periods for the proposal of a director nomination or submission of other business for a meeting of stockholders to provide that a stockholder intending to make a director nomination or submit other business for a meeting shall provide EOG advance written notice of such nomination or business generally not later than the 90th day, and not earlier than the 120th day, prior to the first anniversary of the preceding year’s annual meeting of stockholders or, in the case of a special meeting of stockholders for the election of directors, prior to the date of such special meeting (EOG’s prior Bylaws provided that notice regarding director nominations or other business was to be provided not less than 120 days prior to the anniversary date of the proxy statement for the immediately preceding annual meeting or, in the case of a special meeting of stockholders for the election of directors, not later than the close of business on the 10th day following the day on which notice of the special meeting was mailed or public disclosure of the date of the meeting was made (whichever first occurred));

•	provide that, in a “contested election” of directors, directors will be elected by a plurality of the votes cast;

•	delete the age limits for directors set forth in EOG’s prior Bylaws, as age limits for EOG directors are already provided for in EOG’s Corporate Governance Guidelines; and

•	make other technical and conforming changes.
          The foregoing description is a summary and does not purport to be a complete description of the amendments to EOG’s Bylaws and is qualified in its entirety by reference to the text of EOG’s Bylaws, as amended and restated effective as of February 26, 2009, which are attached hereto as Exhibit 3.2(a) and are incorporated herein by reference.
          EOG’s prior advance notice provisions were set forth in Article III, Section 7 and Article II, Section 12 of EOG’s prior Bylaws, and EOG’s prior provision with respect to the voting standard for director elections was set forth in Article II, Section 2 of EOG’s prior Bylaws. EOG’s prior Bylaws (as amended and restated effective as of January 4, 2008) are filed as Exhibit 3.2 to EOG’s Annual Report on Form 10-K for the year ended December 31, 2007 and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

3.2(a)	Bylaws, as amended and restated effective as of February 26, 2009.

3.2(b)	Bylaws, as amended and restated effective as of January 4, 2008 (incorporated by reference to Exhibit 3.2 to EOG’s Annual Report on Form 10-K for the year ended December 31, 2007).

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)
Date: March 4, 2009	/s/ TIMOTHY K. DRIGGERS
Timothy K. Driggers
Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

3.2(a)	Bylaws, as amended and restated effective as of February 26, 2009.

3.2(b)	Bylaws, as amended and restated effective as of January 4, 2008 (incorporated by reference to Exhibit 3.2 to EOG’s Annual Report on Form 10-K for the year ended December 31, 2007).

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